Exhibit 99.2 Investor Presentation 3Q FY19 August 13, 2019 © 2019 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Forward Looking Statements Cautionary note regarding forward-looking statements This document contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could,“ "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should,“ "will," or “would” or the negative thereof or other variations thereof or comparable terminology. The company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors are discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), and may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the company’s filings with the SEC that are available at www.sec.gov. The company cautions you that the list of important factors included in the company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. These slides, as well as current and historical financial data are available on our web site at investors.avaya.com.  None of the information included on the website is incorporated by reference in this presentation. © 2019 Avaya Inc. All rights reserved 2

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Use of non-GAAP (Adjusted) Financial Measures This presentation should be read in conjunction with our third quarter fiscal 2019 earnings press release issued on August 13, 2019. Within this presentation, we refer to certain non-GAAP financial measures, such as non-GAAP revenue, non-GAAP operating expense, non-GAAP operating margin, free cash flow, EBITDA and adjusted EBITDA, that involve adjustments to GAAP measures. Reconciliations between our non-GAAP financial measures and the most closely comparable GAAP financial measures are available in the Appendix to this presentation. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings and the Appendix to this presentation. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present EBITDA and adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Accordingly, adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. However, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. We do not provide a forward-looking reconciliation of expected fiscal 2019 adjusted EBITDA, non-GAAP operating expense, non-GAAP operating margin or non-GAAP revenue guidance as the amount of significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. © 2019 Avaya Inc. All rights reserved 3

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 © 2019 Avaya Inc. All rights reserved 4

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 World's Largest Installed Base 100M+ UC Lines 3.6M+ 100K+ 90% 5M+ Cloud Seats Global Customers Fortune 100* CC Users © 2019 Avaya Inc. All rights reserved 5 *Calculation performed using historical data of customers served over the last three fiscal years.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Four Growth Pillars Bringing Emerging Delivering Innovating Providing High Technologies Breadth & Depth in our Core Value Services to Market of Cloud Modernize and monetize Artificial Intelligence and Cloud first Support, managed and Mobility professional services our base Investing across the Solutions that are Driving new opportunities portfolio Global scale for our customers secure, scalable and Public / Private / Hybrid Differentiated capabilities reliable Disruptive products in Aggressively pursuing Unmatched expertise Seamless, simple and market midmarket Drives significant value integrated At the forefront of next Building Cloud for customers generation Focused on user ecosystem experience Accelerating adoption © 2019 Avaya Inc. All rights reserved 6

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Delivering Solutions Through Intelligent Xperiences AI – Bots, Conversational Intelligence, Pairing Avaya IX Avaya IX Workplace (UC) Contact Center Calling Voice Meetings Digital Collaboration Desktop Devices Workforce Engagement Avaya OneCloud – Public, Private, Hybrid Premises Solutions Powered by Avaya IX – hosted by Avaya Partners Avaya IX Services – Consulting, Professional Services, Managed, Migration, Support © 2019 Avaya Inc. All rights reserved 7

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Trusted and Scalable Global Service Ÿ Reliable Ÿ Secure Ÿ Compliant Why Single, Integrated Communications Platform Avaya Unified Communications Ÿ Contact Center Wins Cloud Choice & Flexibility Public Ÿ Private Ÿ Hybrid Ÿ Managed Service Enterprise Features Attribute Routing Ÿ Collaboration Ÿ Digital Full Application Suite Deep & Wide Ecosystem © 2019 Avaya Inc. All rights reserved 8

Financial Overview 3Q FY19 © 2019 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Financial Strength & Flexibility Liquidity Strong $167M $52M Balance Sheet 23% of Revenue 7% of Revenue Adj. EBITDA(1)(2) CFFO(1)(2) Resources to Invest $729M 3.4x Highly Profitable Cash Net-debt / Balance(2) Adj. EBITDA(1)(3) (1) Adjusted EBITDA, Adjusted EBITDA Margin, and CFFO Margin are based on non-GAAP Revenue.* (2) As of 3Q ending June 30, 2019. © 2019 Avaya Inc. All rights reserved (3)Net-debt as of June 30, 2019, defined as ST debt and LT debt less cash, and Trailing Twelve Months 10 (TTM) Adjusted EBITDA were used for this calculation, ending June 30, 2019.* *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 3Q FY19 Financial Highlights 84% 59% 60% 11% Revenue (1) Software High-margin  Recurring Cloud and Services Software  170%+ $2.4B 61% Public Cloud Total Contract Gross (2) (1) Seat Growth Value Margin (1) Percentages are based on non-GAAP Revenue.* © 2019 Avaya Inc. All rights reserved (2) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, 11 including both billed and unbilled backlog. *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 3Q FY19 Update Non-GAAP* 3Q FY19 2Q FY19 3Q FY18 3Q Business Highlights $M, as reported ASC 606 ASC 606 ASC 605 Revenue $ 720 $ 714 $ 755 • In August, Avaya was awarded two landmark US Government opportunities. Avaya, along with its service provider partner, was selected by the Social Security Gross Margin 60.8% 61.5% 61.9% Administration to modernize the agency’s UC and CC infrastructure in a 10-year Operating Expense (% of revenue) 40.7% 40.6% 42 % deal valued at up to $400 million. The second is a multi-year award to provide secure FedRamp Certified Cloud services across several agencies that could be Operating Margin 20.1% 20.9% 20.0% worth up to several hundred million dollars. Adjusted EBITDA $ 167 $ 166 $ 175 • Expanded technology engagement and development with Intel, joining their AI Builders Program Adjusted EBITDA Margin 23.2% 23.2% 23.2% • Received certification in both HIPPA and PCI for applications in Artificial Intelligence 3Q Financial Highlights Non-GAAP Revenue per Employee(2) ($, 000k) • Continued large deal activity with 68 deals over $1 million, 6 over $5 million, and 1 over $10 million 366 376 379 369 347 • Total Contract Value (TCV)(1) of $2.4 billion 335 • Added approximately 1,400 new logos • Generated $52 million in cash flow from ops, $15 million in free cash flow(3) • Recorded a non-cash goodwill impairment charge of $657 million FY14 FY15 FY16 FY17 FY18 Q3 FY19 (1) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, including both billed and unbilled backlog. © 2019 Avaya Inc. All rights reserved (2) Trailing Twelve Months (TTM) non-GAAP Revenue and headcount at the end of the period indicated.* 12 (3) Free cash flow is defined as Cash Flow from Operations less Capital Expenditures.* *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Business Model Transformation (Calculated from non-GAAP Revenue)* FY15 FY18 1Q FY19 2Q FY19 3Q FY19 Revenue from 71% 83% 83% 83% 84% Software and Services Recurring 48% 56% 57% 59% 59% Revenue Product Revenue 42% 58% 61% 58% 60% from Software Revenue from 7% 10% 11% 11% 11% Cloud & Innovation Non-GAAP 61% 63% 63% 61% 61% Gross Margin Adjusted 22% 24% 25% 23% 23% EBITDA Margin © 2019 Avaya Inc. All rights reserved 13 * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Cash Requirements 881 855 51 56 119 140 Net Cash Interest Payments 122 611 90 592 33 Pension & Post Retirement 29 83 90 505 Restructuring 148 161 65 77 Capex & Capital Lease 77 (<3% of revenue) 63 120 126 Cash Taxes 55 65 421 428 • All values in $M 355 • Net Cash Interest includes interest payments on long- 270 term debt and payments classified as adequate 200 protection payments, net of interest income • Pension settlement payments to PBGC not included within Pension & Post Retirement payments FY15A FY16A FY17A FY18A FY19E © 2019 Avaya Inc. All rights reserved 14

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Income Statement (Amounts are GAAP and dollars in millions) GAAP Revenue: 3Q FY19 2Q FY19 3Q FY18 Product $ 297 $ 287 $ 300 Services 420 422 392 GAAP Total Revenue $ 717 $ 709 $ 692 GAAP Gross Margin: Product 48.8% 48.1% 47.3 % Services 58.3% 58.8% 53.6 % GAAP Total Gross Margin 54.4% 54.4% 50.9 % GAAP Operating Margin (85.5)% 5.4% (7.1)% © 2019 Avaya Inc. All rights reserved 15

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Non-GAAP Income Statement Information (Amounts are non-GAAP and dollars in millions)* Non-GAAP Revenue: 3Q FY19 2Q FY19 3Q FY18 Product $ 298 $ 289 $ 322 Services 422 425 433 Non-GAAP Total Revenue $ 720 $ 714 $ 755 Non-GAAP Gross Margin: Product 63.8% 63.7% 65.5% Services 58.8% 60% 59.1% Non-GAAP Total Gross Margin 60.8% 61.5% 61.9% Non-GAAP Operating Margin 20.1% 20.9% 20.0% Adjusted EBITDA $ 167 $ 166 $ 175 Adjusted EBITDA % (1) 23.2% 23.2% 23.2% © 2019 Avaya Inc. All rights reserved 16 (1) Adjusted EBITDA % is based on non-GAAP Revenue *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Non-GAAP Revenue by Region (All dollars amounts are non-GAAP in millions)* Revenue 3Q FY19 2Q FY19 3Q FY18 U.S. $ 394 $ 378 $ 399 EMEA 183 189 202 APAC 85 80 86 AI 58 67 68 Total $ 720 $ 714 $ 755 % of Total Revenue U.S. 55% 53% 53% EMEA 25% 27% 27% APAC 12% 11% 11% AI 8% 9% 9% Total 100% 100% 100% © 2019 Avaya Inc. All rights reserved 17 *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Balance Sheet and Operating Metrics (Dollars in millions, Balance sheet items as of the end of the period indicated) 3Q FY19 2Q FY19 3Q FY18 Total Cash and Cash Equivalents $ 729 $ 735 $ 685 Cash Flow from Operations $ 52 $ 37 $ 83 Capital Expenditures and Capitalized Software $ 37 $ 26 $ 18 Days Sales Outstanding (DSO)(1) 56 53 60 Inventory Turns 15.9 16.6 12.3 Headcount (as of the end of the period indicated) 7,994 8,103 8,134 Trailing Twelve Month Revenue ($K) / Employee(2)* (Headcount as of the end of the period indicated) $ 369 $ 369 $ 378 (1)3Q FY19 and 2Q FY19 include $111M and $139M AR/contract liability netting impact when calculating DSOs. (2)TTM Revenue ($K) / Employee based on non-GAAP Revenue. © 2019 Avaya Inc. All rights reserved *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation. 18

Appendix © 2019 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Adjusted EBITDA Three Months Ended June 30, Mar. 31, Dec. 31, Sept. 30, June 30, (In millions) 2019 2019 2018 2018 2018 Net (loss) income $ (633) $ (13) $ 9 $ 268 $ (88) Interest expense 59 58 60 57 56 Interest income (4) (4) (3) (3) (1) (Benefit from) provision for income taxes (27) (6) 3 (311) 20 Depreciation and amortization 110 108 117 120 119 EBITDA (495) 143 186 131 106 Impact of fresh start accounting adjustments (2) 6 3 29 54 Restructuring charges, net 1 4 7 1 30 Advisory fees 1 1 1 3 3 Acquisition-related costs 1 4 3 4 4 Non-cash share-based compensation 8 5 6 6 7 Impairment charges 659 — — — — Loss on sale/disposal of long-lived assets, net — — — — 2 Change in fair value of Emergence Date Warrants (7) (3) (18) 8 (6) Loss (gain) on foreign currency transactions 1 6 1 (4) (25) Adjusted EBITDA $ 167 $ 166 $ 189 $ 178 $ 175 © 2019 Avaya Inc. All rights reserved 20

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Gross Margin and Operating Income Three Months Ended June 30, Mar. 31, Dec. 31, Sept. 30, June 30, (In millions) 2019 2019 2018 2018 2018 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Gross Profit $ 390 $ 386 $ 407 $ 390 $ 352 Items excluded: Adj. for fresh start accounting 5 9 19 54 69 Amortization of technology intangible assets 43 44 43 43 44 Loss on disposal of long-lived assets — — — — 2 Non-cash share-based compensation — — — 1 — Non-GAAP Gross Profit $ 438 $ 439 $ 469 $ 488 $ 467 GAAP Gross Margin 54.4% 54.4% 55.1% 53.1% 50.9% Non-GAAP Gross Margin 60.8% 61.5% 62.7% 63.4% 61.9% Reconciliation of Non-GAAP Operating Income Operating (Loss) Income $ (613) $ 38 $ 50 $ 11 $ (49) Items excluded: Adj. for fresh start accounting 4 12 20 48 71 Amortization of intangible assets 84 85 83 84 83 Impairment charges 659 — — — — Restructuring charges, net 1 4 7 1 30 Acquisition-related costs 1 4 3 4 4 Loss on disposal of long-lived assets — — — — 2 Advisory fees 1 1 1 3 3 Non-cash share-based compensation 8 5 6 6 7 Non-GAAP Operating Income $ 145 $ 149 $ 170 $ 157 $ 151 GAAP Operating Margin -85.5% 5.4% 6.8% 1.5% -7.1% Non-GAAP Operating Margin 20.1% 20.9% 22.7% 20.4% 20.0% © 2019 Avaya Inc. All rights reserved 21

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Product and Services Gross Margins Three months ended June 30, Mar. 31, Dec. 31, Sept. 30, June 30, 2019 2019 2018 2018 2018 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Revenue $ 297 $ 287 $ 324 $ 325 $ 300 Costs 109 105 115 115 114 Amortization of technology intangible assets 43 44 43 43 44 GAAP Gross Profit 145 138 166 167 142 Items excluded: Adj. for fresh start accounting 2 2 5 16 24 Amortization of technology intangible assets 43 44 43 43 44 Loss on disposal of long-lived assets — — — — 1 Non-GAAP Gross Profit $ 190 $ 184 $ 214 $ 226 $ 211 GAAP Gross Margin 48.8% 48.1% 51.2% 51.4% 47.3% Non-GAAP Gross Margin 63.8% 63.7% 65.6% 67.3% 65.5% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Revenue $ 420 $ 422 $ 414 $ 410 $ 392 Costs 175 174 173 187 182 GAAP Gross Profit 245 248 241 223 210 Items excluded: Adj. for fresh start accounting 3 7 14 38 45 Loss on disposal of long-lived assets — — — — 1 Share-based comp — — — 1 — Non-GAAP Gross Profit $ 248 $ 255 $ 255 $ 262 $ 256 GAAP Gross Margin 58.3% 58.8% 58.2% 54.4% 53.6% Non-GAAP Gross Margin 58.8% 60.0% 60.4% 60.4% 59.1% © 2019 Avaya Inc. All rights reserved 22

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Supplemental Schedules Free Cash Flow Three months ended June 30, Mar. 31, Dec. 31, Sept. 30, June 30, (In millions) 2019 2019 2018 2018 2018 Net cash provided by operating activities $ 52 $ 37 $ 86 $ 25 $ 83 Less: Capital expenditures (37) (26) (21) (25) (18) Free cash flow $ 15 $ 11 $ 65 $ — $ 65 Net-Debt / Adjusted EBITDA June 30, (In millions) 2019 Debt maturing within one year $ 29 Long-term debt, net of current portion 3,091 Less: Cash and cash equivalents (729) Net-debt 2,391 Adjusted EBITDA (TTM) $ 700 Net-debt / Adjusted EBITDA 3.4x © 2019 Avaya Inc. All rights reserved 23